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                              IMMULABS CORPORATION

                          Filing Type:  8-K
                          Description:  Current Report
                          Filing Date:  January 22, 2001

                           Period End:  January 16, 2001

                     Primary Exchange:  Over the Counter Includes OTC and OTCBB
                               Ticker:  IMLB




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                                Table of Contents

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                                       8-K

ITEM 4........................................................................1







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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 16, 2001


                              IMMULABS CORPORATION
             (Exact name of registrant as specified in its charter)



         Colorado                   0-26760                  84-1286065
 (State of Incorporation)         (Commission              (I.R.S Employer
                                  File Number)           Identification No.)


                            15945 Quality Trail North
                             Scandia, Minnesota 55073
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code      (888) 763-6547



              (Former name, former address and former fiscal year,
                         if changed since last report.)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On January 16th, 2001, the Company appointed as its auditor, Manning Elliott, Chartered Accountants, of 11th Floor - 1050 West Pender Street, Vancouver, B.C. Canada V6E 3S7.

         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Date: January 22, 2001

                                       IMMULABS CORPORATION

                                       By: /s/ Bruce  Deildal
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                                          Bruce Deildal
                                          President